PRA Group Reports First Quarter 2019 Results

NORFOLK, Va., May 9, 2019 /PRNewswire/ -- PRA Group, Inc. (Nasdaq: PRAA), a global leader in acquiring and collecting nonperforming loans, today reported its financial results for the first quarter of 2019. Net income attributable to PRA Group, Inc. was $15.2 million compared to $21.1 million in the first quarter of 2018. Diluted earnings per share were $0.34 compared to $0.47 in the first quarter of 2018.

First Quarter Highlights

  Record global cash collections of $461.2 million, an increase of 8%, or 11% on a currency adjusted basis, compared to the first quarter of 2018. This growth was primarily driven by a 31% increase in U.S. legal cash collections and a 9% increase in U.S. call center and other cash collections.
  Record Estimated Remaining Collections (ERC) of $6.26 billion which increased $114.2 million from the fourth quarter of 2018.
  Total investment for the quarter was $318.8 million, a 90% increase compared to the first quarter of 2018.
  Income recognized on finance receivables of $238.8 million compared to $218.6 million in the first quarter of 2018.
  Acquired the holding company of Resurgent Holdings LLC's Canadian business, which became a wholly owned subsidiary of PRA Group Canada.

"Our investments over the last few years continue to pay off with record cash collections in the first quarter. The largest contributor to the growth was the U.S., particularly from the legal channel. Europe Core cash collections also increased on a currency adjusted basis contributing to global collections of $461 million during the quarter," said Kevin Stevenson, president and chief executive officer. "We also delivered another significant quarter of portfolio investment, building ERC to a record $6.26 billion. We were encouraged by our investment levels in Europe which continues to have healthy levels of supply. We have seen some pricing improvement in select markets, and as a result, our investment was spread across more countries in Europe than in prior quarters."

Cash Collections, Revenues, and Net Allowance Charges

  The following table presents cash collections by quarter and by source on an as reported and currency-adjusted basis:

Cash Collection Source	2019	2018
($ in thousands)	Q1	Q4	Q3	Q2	Q1
Americas-Core	$ 290,723	$ 233,937	$ 231,253	$ 233,752	$ 246,237
Americas-Insolvency	44,613	48,000	48,518	56,063	55,280
Europe-Core	116,858	113,154	102,780	109,359	118,109
Europe-Insolvency	8,977	7,618	6,731	7,460	6,954
Total Cash Collections	$ 461,171	$ 402,709	$ 389,282	$ 406,634	$ 426,580

Cash Collection Source -
Constant Currency Adjusted	2019				2018
($ in thousands)	Q1				Q1
Americas-Core	$ 290,723				$ 243,971
Americas-Insolvency	44,613				55,168
Europe-Core	116,858				109,286
Europe-Insolvency	8,977				6,477
Total Cash Collections	$ 461,171				$ 414,902

  Cash collections in the quarter increased 8% compared to the first quarter of 2018.  The increase was primarily due to a 31% increase in U.S. legal collections and a 9% increase in U.S. call center and other cash collections.  This was partially offset by a 14% decrease in Global Insolvency cash collections mainly due to muted levels of purchasing during the first three quarters of 2018.
  For the quarter, cash collections on fully amortized pools were $12.1 million and cash collections on nonaccrual pools were $3.7 million.
  Income recognized on finance receivables increased 9% compared to the first quarter of 2018 primarily due to record purchases in Americas Core during 2018 and significant purchases in Europe Core in the fourth quarter of 2018.
  Net allowance charges in the quarter were $6.1 million compared to $0.9 million in the first quarter of 2018.
  Fee income and other revenue in the quarter was $7.0 million, and was generated primarily by our claims processing company, Claims Compensation Bureau. Fee income and other revenue was $5.5 million in the first quarter of 2018.

Expenses

  Operating expenses in the quarter increased $21.4 million compared to the first quarter of 2018 largely due to increased legal collection costs and fees and an increase in agency fees.  The increase in agency fees was primarily due to the shifting of fixed expenses to variable as a result of the sale of the RCB operating platform in Brazil and an increased volumes of servicing activity outside of the U.S.
  A foreign exchange gain in the amount of $6.3 million was recorded during the quarter.
  The effective tax rate for the three months ended March 31, 2019 was 18.6%.

Portfolio Acquisitions

  The Company invested $318.8 million in finance receivables in the first quarter.
  At the end of the first quarter, the Company had in place forward flow commitments of $351.5 million.

Portfolio Purchase Source	2019	2018
($ in thousands)	Q1	Q4	Q3	Q2	Q1
Americas-Core	$ 169,189	$ 172,511	$ 170,426	$ 182,768	$ 131,427
Americas-Insolvency	48,243	52,871	17,151	16,651	13,436
Europe-Core	94,283	231,810	45,754	19,403	18,000
Europe-Insolvency	7,134	33,661	4,159	2,577	5,392
Total Portfolio Purchasing	$ 318,849	$ 490,853	$ 237,490	$ 221,399	$ 168,255

Conference Call Information

PRA Group, Inc. will hold a conference call today at 5:00 p.m. ET to discuss results with institutional investors and stock analysts. To listen to a webcast of the call and view the accompanying slides, visit https://ir.pragroup.com/events-and-presentations. To listen by phone, call 877-870-4263 in the U.S. or 412-317-0790 outside the U.S. and ask for the PRA Group conference call. To listen to a replay of the call until May 16, 2019, call 877-344-7529 in the U.S. or 412-317-0088 outside the U.S. and use access code 10128745.

About PRA Group, Inc.

As a global leader in acquiring and collecting nonperforming loans, PRA Group, Inc. returns capital to banks and other creditors to help expand financial services for consumers in the Americas and Europe. With almost 5,400 employees worldwide, PRA Group, Inc. companies collaborate with customers to help them resolve their debt. For more information, please visit www.pragroup.com.

About Forward-Looking Statements

Statements made herein which are not historical in nature, including PRA Group, Inc.'s or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group, Inc.'s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group, Inc. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group, Inc.'s filings with the Securities and Exchange Commission including but not limited to PRA Group, Inc.'s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group, Inc.'s website and contain a detailed discussion of PRA Group, Inc.'s business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA Group, Inc. assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group, Inc.'s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

PRA Group, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2019	2018

Revenues:
Income recognized on finance receivables	$ 238,836	$ 218,624
Fee income	6,374	5,327
Other revenue	667	157
Total revenues	245,877	224,108

Net allowance charges	(6,095)	(925)

Operating expenses:
Compensation and employee services	79,645	81,237
Legal collection fees	13,059	10,669
Legal collection costs	35,229	22,243
Agency fees	14,032	8,278
Outside fees and services	15,248	14,158
Communication	13,201	11,557
Rent and occupancy	4,363	4,314
Depreciation and amortization	4,572	4,929
Other operating expenses	11,585	12,184
Total operating expenses	190,934	169,569
Income from operations	48,848	53,614

Interest expense, net	(33,981)	(25,781)
Foreign exchange gain	6,264	1,293
Other	(352)	243
Income before income taxes	20,779	29,369

Income tax expense	3,867	6,137
Net income	16,912	23,232
Adjustment for net income attributable to noncontrolling interests	1,685	2,126
Net income attributable to PRA Group, Inc.	$ 15,227	$ 21,106

Net income per common share attributable to PRA Group, Inc.:
Basic	$ 0.34	$ 0.47
Diluted	$ 0.34	$ 0.47

Weighted average number of shares outstanding:
Basic	45,338	45,231
Diluted	45,419	45,370

PRA Group, Inc.
Consolidated Balance Sheets
Marchr 31, 2019 and December 31, 2018
(Amounts in thousands)
	(unaudited)
	March 31,	December 31,
ASSETS	2019	2018

Cash and cash equivalents	$ 102,102	$ 98,695
Investments	85,082	45,173
Finance receivables, net	3,177,229	3,084,777
Other receivables, net	18,082	46,157
Income taxes receivable	15,472	16,809
Net deferred tax asset	61,619	61,453
Property and equipment, net	54,463	54,136
Right-of-use assets	70,550	-
Goodwill	480,518	464,116
Intangible assets, net	5,247	5,522
Other assets	35,970	32,721

Total assets	$ 4,106,334	$ 3,909,559

LIABILITIES AND EQUITY

Liabilities:
Accounts payable	$ 5,682	$ 6,110
Accrued expenses	77,838	79,396
Income taxes payable	389	15,080
Net deferred tax liability	108,367	114,979
Interest-bearing deposits	95,314	82,666
Borrowings	2,586,409	2,473,656
Lease liabilities	74,308	-
Other liabilities	25,789	7,370

Total liabilities	2,974,096	2,779,257

Redeemable noncontrolling interest	6,199	6,333

Equity:
Preferred stock, par value $0.01, authorized shares, 2,000,
issued and outstanding shares, 0	-	-
Common stock, par value $0.01, 100,000 shares authorized, 45,384 shares issued and outstanding at March 31, 2019; 100,000 shares authorized,
45,304 shares issued and outstanding at December 31, 2018	454	453
Additional paid-in capital	59,091	60,303
Retained earnings	1,291,700	1,276,473
Accumulated other comprehensive loss	(248,521)	(242,109)
Total stockholders' equity - PRA Group, Inc.	1,102,724	1,095,120
Noncontrolling interests	23,315	28,849
Total equity	1,126,039	1,123,969
Total liabilities and equity	$ 4,106,334	$ 3,909,559

Select Expenses (Income)
(in thousands)	Three Months Ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Acquisition/divestiture-related expenses	223	-	-	4	10	-	-	-
Legal costs not associated with normal operations	-	647	95	231	92	160	218	2,615
Noncash interest expense - amortization of debt discount	3,042	2,986	2,958	2,904	2,877	2,823	2,796	1,809
Noncash interest expense - amortization of debt issuance costs	2,636	2,723	2,524	2,532	2,553	2,501	2,505	2,635
Change in fair value on Interest rate swap agreements	349	673	(504)	972	(3,673)	420	(1,025)	(1,578)
Amortization of intangibles	347	907	994	1,133	1,222	1,016	1,037	869
Share-based compensation expense	2,314	1,600	2,361	2,146	2,415	2,415	2,218	1,846

Purchase Price Mutiples
as of March 31, 2019
Amounts in thousands

Purchase Period	Purchase Price (1)(2)	Net Finance Receivables Balance(3)	ERC-Historical Period Exchange Rates (4)	Total Estimated Collections (5)	ERC-Current Period Exchange Rates (6)	Current Estimated Purchase Price Multiple	Original Estimated Purchase Price Multiple (7)
Americas-Core
1996-2008	$ 804,882	$ 8,460	$ 32,757	$ 2,424,133	$ 32,757	301%	236%
2009	125,153	642	20,893	459,594	20,893	367%	252%
2010	148,199	4,239	34,123	534,384	34,123	361%	247%
2011	209,606	9,231	57,522	736,144	57,522	351%	245%
2012	254,118	18,385	74,305	681,435	74,305	268%	226%
2013	390,979	44,602	129,076	939,654	129,076	240%	211%
2014	405,398	73,574	193,729	931,183	190,424	230%	204%
2015	443,992	122,428	288,967	970,072	288,804	218%	205%
2016	453,575	176,337	428,963	1,054,922	423,406	233%	201%
2017	534,185	330,760	657,395	1,119,849	653,959	210%	193%
2018	656,699	588,009	1,108,027	1,323,983	1,105,245	202%	202%
2019	169,526	166,465	335,384	345,455	335,384	204%	204%
Subtotal	4,596,312	1,543,132	3,361,141	11,520,808	3,345,898
Americas-Insolvency
2004-2008	241,465	-	582	365,645	582	151%	155%
2009	155,988	-	1,084	470,628	1,084	302%	214%
2010	208,942	-	1,915	547,132	1,915	262%	184%
2011	180,433	-	262	368,873	262	204%	155%
2012	251,418	-	163	390,297	163	155%	136%
2013	227,903	-	4,024	355,004	4,024	156%	133%
2014	148,710	5,226	12,734	216,687	12,701	146%	124%
2015	63,181	12,929	18,623	84,083	18,623	133%	125%
2016	92,280	26,671	34,798	114,224	34,741	124%	123%
2017	275,287	139,471	178,661	346,306	178,661	126%	125%
2018	98,102	90,015	112,373	124,694	112,373	127%	127%
2019	48,230	47,935	59,136	60,056	59,136	125%	125%
Subtotal	1,991,939	322,247	424,355	3,443,629	424,265
Total Americas	6,588,251	1,865,379	3,785,496	14,964,437	3,770,163
Europe-Core
2012	20,423	-	1,028	39,353	824	193%	187%
2013	20,346	8	615	24,356	483	120%	119%
2014	796,860	225,367	873,647	2,177,579	744,656	273%	208%
2015	420,576	181,626	393,001	742,543	355,328	177%	160%
2016	348,370	215,547	380,638	582,463	379,792	167%	167%
2017	247,719	181,807	270,435	354,772	264,864	143%	144%
2018 (8)	345,892	310,988	465,042	514,378	466,881	149%	148%
2019	93,270	92,656	137,193	138,379	137,193	148%	148%
Subtotal	2,293,456	1,207,999	2,521,599	4,573,823	2,350,021
Europe-Insolvency
2014	10,876	692	2,064	18,029	1,841	166%	129%
2015	19,393	4,621	9,165	29,219	8,027	151%	139%
2016	42,190	17,448	26,534	61,144	26,416	145%	130%
2017	38,787	30,359	39,064	50,550	38,307	130%	128%
2018	45,633	43,606	53,453	56,077	53,283	123%	123%
2019	7,125	7,125	9,360	9,393	9,360	132%	132%
Subtotal	164,004	103,851	139,640	224,412	137,234
Total Europe	2,457,460	1,311,850	2,661,239	4,798,235	2,487,255
Total PRA Group	$ 9,045,711	$ 3,177,229	$ 6,446,735	$ 19,762,672	$ 6,257,418

(1) The amount reflected in the Purchase Price also includes the acquisition date finance receivables portfolios that were acquired through our various business acquisitions.

(2) For our international amounts, Purchase Price is presented at the exchange rate at the end of the quarter in which the pool was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the period-end exchange rate for the respective quarter of purchase.

(3) For our international amounts, Net Finance Receivables are presented at the March 31, 2019 exchange rate.
(4) For our international amounts, Estimated Remaining Collections ("ERC")-Historical Period Exchange Rates is presented at the period-end exchange rate for the respective quarter of purchase.
(5) For our international amounts, Total Estimated Collections is presented at the period-end exchange rate for the respective quarter of purchase.
(6) For our international amounts, ERC-Current Period Exchange Rates is presented at the March 31, 2019 exchange rate.
(7) The Original Estimated Purchase Price Multiple represents the purchase price multiple at the end of the year of acquisition.
(8) The Europe-Core purchases include a $34.9 million finance receivables portfolio addition in the third quarter of 2018 relating to the consolidation of a
Polish investment fund.

Portfolio Financial Information
Year-to-date as of March 31, 2019
Amounts in thousands

Purchase Period	Purchase Price (1)(2)	Cash Collections(3)	Gross Revenue(3)	Amortization (3)	Net Allowance Charges/ (Reversals)(3)	Net Revenue (3)(4)	Net Finance Receivables as of March 31, 2019 (5)
Americas-Core
1996-2008	$ 804,882	$ 3,551	$ 2,353	$ 1,198	$ (550)	$ 2,903	$ 8,460
2009	125,153	1,900	1,789	111	(100)	1,889	642
2010	148,199	2,448	2,204	244	160	2,044	4,239
2011	209,606	4,653	4,025	628	575	3,450	9,231
2012	254,118	5,355	3,821	1,534	(300)	4,121	18,385
2013	390,979	10,972	7,576	3,396	2,505	5,071	44,602
2014	405,398	16,884	10,884	6,000	1,533	9,351	73,574
2015	443,992	25,966	14,919	11,047	494	14,425	122,428
2016	453,575	41,916	23,291	18,625	505	22,786	176,337
2017	534,185	74,211	33,808	40,403	-	33,808	330,760
2018	656,699	92,768	52,025	40,743	-	52,025	588,009
2019	169,526	10,099	7,023	3,076	-	7,023	166,465
Subtotal	4,596,312	290,723	163,718	127,005	4,822	158,896	1,543,132
Americas-Insolvency
2004-2008	241,465	68	68	-	-	68	-
2009	155,988	151	151	-	-	151	-
2010	208,942	189	189	-	-	189	-
2011	180,433	224	224	-	-	224	-
2012	251,418	579	579	-	-	579	-
2013	227,903	1,061	1,061		-	1,061	-
2014	148,710	5,313	3,051	2,262	-	3,051	5,226
2015	63,181	4,261	959	3,302	-	959	12,929
2016	92,280	4,987	1,052	3,935	-	1,052	26,671
2017	275,287	21,239	5,108	16,131	-	5,108	139,471
2018	98,102	5,622	1,727	3,895	-	1,727	90,015
2019	48,230	919	625	294	-	625	47,935
Subtotal	1,991,939	44,613	14,794	29,819	-	14,794	322,247
Total Americas	6,588,251	335,336	178,512	156,824	4,822	173,690	1,865,379
Europe-Core
2012	20,423	402	402	-	-	402	-
2013	20,346	271	178	93	-	178	8
2014	796,860	45,432	30,356	15,076	(250)	30,606	225,367
2015	420,576	17,889	7,932	9,957	(333)	8,265	181,626
2016	348,370	15,303	7,261	8,042	1,392	5,869	215,547
2017	247,719	11,524	4,058	7,466	576	3,482	181,807
2018 (6)	345,892	24,843	6,571	18,272	-	6,571	310,988
2019	93,270	1,194	576	618	-	576	92,656
Subtotal	2,293,456	116,858	57,334	59,524	1,385	55,949	1,207,999
Europe-Insolvency
2014	10,876	555	268	287	-	268	692
2015	19,393	1,104	482	622	(72)	554	4,621
2016	42,190	2,961	1,106	1,855	(40)	1,146	17,448
2017	38,787	2,359	605	1,754	-	605	30,359
2018	45,633	1,964	495	1,469	-	495	43,606
2019	7,125	34	34	-	-	34	7,125
Subtotal	164,004	8,977	2,990	5,987	(112)	3,102	103,851
Total Europe	2,457,460	125,835	60,324	65,511	1,273	59,051	1,311,850
Total PRA Group	$ 9,045,711	$ 461,171	$ 238,836	$ 222,335	$ 6,095	$ 232,741	$ 3,177,229

(1) The amount reflected in the Purchase Price also includes the acquisition date finance receivables portfolios that were acquired through our various business acquisitions.

(2) For our international amounts, Purchase Price is presented at the exchange rate at the end of the quarter in which the pool was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the period-end exchange rate for the respective quarter of purchase.

(3) For our international amounts, amounts are presented using the average exchange rates during the current reporting period.
(4) Net Revenue refers to income recognized on finance receivables, net of allowance charges/(reversals).
(5) For our international amounts, Net Finance Receivables are presented at the March 31, 2019 exchange rate.
(6) The Europe-Core purchases include a $34.9 million finance receivables portfolio addition in the third quarter of 2018 relating to the consolidation of a
Polish investment fund.

Cash Collections by Year, By Year of Purchase(1)
as of March 31, 2019
Amounts in thousands

Purchase Period	Purchase Price (2)(3)	Cash Collections
		1996-2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	Total
Americas-Core
1996-2008	$ 804,882	$ 1,366,034	$ 240,929	$ 200,052	$ 169,205	$ 132,255	$ 95,262	$ 66,274	$ 46,277	$ 29,734	$ 19,458	$ 15,092	$ 3,551	$ 2,384,123
2009	125,153	—	40,703	95,627	84,339	69,385	51,121	35,555	24,896	16,000	10,994	8,180	1,900	438,700
2010	148,199	—	—	47,076	113,554	109,873	82,014	55,946	38,110	24,515	15,587	11,140	2,448	500,263
2011	209,606	—	—	—	61,971	174,461	152,908	108,513	73,793	48,711	31,991	21,622	4,653	678,623
2012	254,118	—	—	—	—	56,901	173,589	146,198	97,267	59,981	40,042	27,797	5,355	607,130
2013	390,979	—	—	—	—	—	101,614	247,849	194,026	120,789	78,880	56,449	10,972	810,579
2014	405,398	—	—	—	—	—	—	92,660	253,448	170,311	114,219	82,244	16,884	729,766
2015	443,992	—	—	—	—	—	—	—	116,951	228,432	185,898	126,605	25,966	683,852
2016	453,575	—	—	—	—	—	—	—	—	138,723	256,531	194,605	41,916	631,775
2017	534,185	—	—	—	—	—	—	—	—	—	107,327	278,733	74,211	460,271
2018	656,699	—	—	—	—	—	—	—	—	—	—	122,712	92,768	215,480
2019	169,526	—	—	—	—	—	—	—	—	—	—	—	10,099	10,099
Subtotal	4,596,312	1,366,034	281,632	342,755	429,069	542,875	656,508	752,995	844,768	837,196	860,927	945,179	290,723	8,150,661
Americas-Insolvency
2004-2008	241,465	117,972	69,736	65,321	53,924	37,530	13,534	3,035	1,836	1,098	653	356	68	365,063
2009	155,988	—	16,635	81,780	102,780	107,888	95,725	53,945	5,781	2,531	1,581	747	151	469,544
2010	208,942	—	—	39,486	104,499	125,020	121,717	101,873	43,649	5,008	2,425	1,352	189	545,218
2011	180,433	—	—	—	15,218	66,379	82,752	85,816	76,915	35,996	3,726	1,584	224	368,610
2012	251,418	—	—	—	—	17,388	103,610	94,141	80,079	60,715	29,337	4,284	579	390,133
2013	227,903	—	—	—	—	—	52,528	82,596	81,679	63,386	47,781	21,948	1,061	350,979
2014	148,710	—	—	—	—	—	—	37,045	50,880	44,313	37,350	28,759	5,313	203,660
2015	63,181	—	—	—	—	—	—	—	3,395	17,892	20,143	19,769	4,261	65,460
2016	92,280	—	—	—	—	—	—	—	—	18,869	30,426	25,047	4,987	79,329
2017	275,287	—	—	—	—	—	—	—	—	—	49,093	97,315	21,239	167,647
2018	98,102	—	—	—	—	—	—	—	—	—	—	6,700	5,622	12,322
2019	48,230	—	—	—	—	—	—	—	—	—	—	—	919	919
Subtotal	1,991,939	117,972	86,371	186,587	276,421	354,205	469,866	458,451	344,214	249,808	222,515	207,861	44,613	3,018,884
Total Americas	6,588,251	1,484,006	368,003	529,342	705,490	897,080	1,126,374	1,211,446	1,188,982	1,087,004	1,083,442	1,153,040	335,336	11,169,545
Europe-Core
2012	20,423	—	—	—	—	11,604	8,995	5,641	3,175	2,198	2,038	1,996	402	36,049
2013	20,346	—	—	—	—	—	7,068	8,540	2,347	1,326	1,239	1,331	271	22,122
2014	796,860	—	—	—	—	—	—	153,180	291,980	246,365	220,765	206,255	45,432	1,163,977
2015	420,576	—	—	—	—	—	—	—	45,760	100,263	86,156	80,858	17,889	330,926
2016	348,370	—	—	—	—	—	—	—	—	40,368	78,915	72,603	15,303	207,189
2017	247,719	—	—	—	—	—	—	—	—	—	17,894	56,033	11,524	85,451
2018 (4)	345,892	—	—	—	—	—	—	—	—	—	—	24,326	24,843	49,169
2019	93,270	—	—	—	—	—	—	—	—	—	—	—	1,194	1,194
Subtotal	2,293,456	-	-	-	-	11,604	16,063	167,361	343,262	390,520	407,007	443,402	116,858	1,896,077
Europe-Insolvency
2014	10,876	—	—	—	—	—	—	5	4,297	3,921	3,207	2,620	555	14,605
2015	19,393	—	—	—	—	—	—	—	2,954	4,366	5,013	4,783	1,104	18,220
2016	42,190	—	—	—	—	—	—	—	—	6,175	12,703	12,856	2,961	34,695
2017	38,787	—	—	—	—	—	—	—	—	—	1,233	7,862	2,359	11,454
2018	45,633	—	—	—	—	—	—	—	—	—	—	642	1,964	2,606
2019	7,125	—	—	—	—	—	—	—	—	—	—	—	34	34
Subtotal	164,004	-	-	-	-	-	-	5	7,251	14,462	22,156	28,763	8,977	81,614
Total Europe	2,457,460	-	-	-	-	11,604	16,063	167,366	350,513	404,982	429,163	472,165	125,835	1,977,691
Total PRA Group	$ 9,045,711	$ 1,484,006	$ 368,003	$ 529,342	$ 705,490	$ 908,684	$ 1,142,437	$ 1,378,812	$ 1,539,495	$ 1,491,986	$ 1,512,605	$ 1,625,205	$ 461,171	$ 13,147,236

(1) For our international amounts, Cash Collections are presented using the average exchange rates during the cash collection period.
(2) The amount reflected in the Purchase Price also includes the acquisition date finance receivables portfolios that were acquired through our various business acquisitions.

(3) For our international amounts, Purchase Price is presented at the exchange rate at the end of the quarter in which the portfolio was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the period end exchange rate for the respective quarter of purchase.

(4) The Europe-Core purchases include a $34.9 million finance receivables portfolio addition in the third quarter of 2018 relating to the consolidation of a Polish investment fund.

Investor Contact:
Darby Schoenfeld, CPA
Vice President, Investor Relations
(757) 431-7913
Darby.Schoenfeld@PRAGroup.com

News Media Contact:
Elizabeth Kersey
Vice President, Communications and Public Policy
(757) 431-3398
Elizabeth.Kersey@PRAGroup.com